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                                                                   Exhibit 10(t)
                               SECOND AMENDMENT TO
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                     EMPLOYEE STOCK PURCHASE LOAN AGREEMENT


     This Second Amendment to Employee Stock Purchase Loan Agreement (the "Second Amendment") dated as of February 24, 1994, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (the "Company") and amends the Employee Stock Purchase Loan Agreement dated as of November 10, 1992 between the Bank and the Company, as amended by the First Amendment dated as of July 22, 1993 (as so amended, the "Agreement").


                              PRELIMINARY STATEMENT

     The Bank and the Company desire to amend the Agreement on the following terms and conditions.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Terms. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.

     2.   Amendments.

     2.1 Section 1(a) is hereby amended by deleting the amount "$250,000" in the last line thereof, and inserting in substitution therefor $1,000,000".

     2.2 Section 1(b) is hereby amended by deleting such section in its entirety and restating it in full as follows:

          "The proceeds of each Loan shall be used by the Eligible Employee to purchase capital stock of the Company or exercise options to purchase the capital stock of the Company. The Loans to purchase stock shall be permitted up to 90% of the purchase price for such stock. The Bank shall have no responsibility to ensure that the proceeds of a Loan are used by an Eligible Employee for such purpose."

     2.3 Section 1(d) is hereby amended by deleting such section in its entirety and restating it in full as follows:


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          "Loans may not be less than $5,000 or more than $250,000 and shall be fully amortized on a monthly basis and have a maturity of up to 60 months from the date of such Loan as agreed to by the Eligible Employee and the Bank."

     2.4 Section 1(e) is hereby amended by deleting such section in its entirety and restating it in full as follows:

          "The Company shall pay to the Bank an annual administrative fee of 1/5 of 1% of the maximum amount which may be made available to employees pursuant to Section 1(a) hereof, which fee shall be payable quarterly in arrears."

     3. Representations and Warranties. The Company represents and warrants to the Bank:

     3.1 Authorization; Enforceable Agreement. This Second Amendment, and any instrument or agreement required hereunder, are within the Company's powers, have been duly authorized, and do not conflict with any of its organizational papers. This Second Amendment is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable. This Second Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

     3.2 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

     4.   Enforcing this Agreement; Miscellaneous.

     4.1 California Law. This Second Amendment is governed by laws of the State of California.

     4.2 Successors and Assigns. This Second Amendment is binding on the Company's and the Bank's successors and assignees. The Company agrees that it may not assign this Second Amendment without the Bank's prior consent.

     4.3 Notices. All notices required under this Second Amendment shall be personally delivered or sent by first class mail, post prepaid, to the addresses on the signature page of this Second Amendment, or to such other addresses as the Bank and the Company may specify from time to time in writing.

     5.   Miscellaneous.

     5.1 Effectiveness of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.


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     5.2  Counterparts.  This Second Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

     This Second Amendment is executed as of the date stated at the top of the first page.

                              SCIENCE APPLICATIONS INTERNATIONAL
                              CORPORATION


                              By:       s/William A. Roper Jr.
                              Title:     Senior Vice President & CFO


                              By:      s/Ward Reed
                              Title:    Corporate Vice President & Treasurer



                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By:      s/Lori Kannegieter
                              Title:     Vice President











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